SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                --------------

                                 F O R M  8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 3, 2004



                       Morton's Restaurant Group, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




                                Delaware
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              (State or other jurisdiction of incorporation)



           1-12692                               13-3490149
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   (Commission File Number)           (IRS Employer Identification No.)


                      3333 New Hyde Park Road, Suite 210,
                       New Hyde Park, New York 11042
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            (Address of principal executive offices and zip code)


                             (516) 627-1515
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            (Registrant's telephone number, including area code)


                                 N/A
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       (Former name or former address, if changed since last report)

Item 5.  Other Events

          On June 7, 2004, Morton's Restaurant Group, Inc. ("MRG") issued a press release announcing the completion of a $40 million 14% senior secured notes offering by its recently formed parent company, Morton's Holding Company, Inc. ("MHCI"). Prior to the offering, MHCI became an intermediate holding company and the direct parent of MRG. MRG also announced the payment of a $6.8 million dividend on June 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired

              Not applicable.

         (b) Pro forma financial information

              Not applicable.

         (c)  Exhibits

              Exhibit 99.1 Press release of Morton's Restaurant Group, Inc., dated June 7, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Morton's Restaurant Group, Inc.



Date:  June 7, 2004                  By: /s/ Thomas J. Baldwin
                                         -------------------------------
                                         Thomas J. Baldwin
                                         Executive Vice President and
                                         Chief Financial Officer

                               INDEX TO EXHIBITS

  EXHIBIT
    NO.                                  DESCRIPTION
  -------                                -----------

   99.1             Press release of Morton's Restaurant Group, Inc., dated
                    June 7, 2004.

                                                                    Exhibit 99.1


From:   SANFORD TELLER COMMUNICATIONS                      June 7, 2004
        1365 York Avenue
        New York, NY  10021
        (212) 717-0332

For:    MORTON'S RESTAURANT GROUP, INC.              FOR IMMEDIATE RELEASE
                                                     ---------------------
        3333 New Hyde Park Road, Suite 210,
        New Hyde Park, NY  11042
        (516) 627-1515
        www.mortons.com

Contact: THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, MORTON'S RESTAURANT GROUP, INC.
           ---------------------------------------------------------------------


         MORTON'S RESTAURANT GROUP, INC. ANNOUNCES SENIOR DISCOUNT NOTES
                               OFFERING BY PARENT


         NEW HYDE PARK, NY....Morton's Restaurant Group, Inc. ("MRG") today announced the completion of a $40 million 14% senior secured notes offering by its parent company, Morton's Holding Company, Inc. ("MHCI"), a recently formed wholly-owned subsidiary of Morton's Holdings, LLC ("MHLLC"). The notes are secured by the assets of MHCI, which include the stock of MRG. The notes are not secured by the assets of, nor are they guaranteed by, MRG or any of its subsidiaries. MHCI anticipates using the proceeds of the offering to make a distribution to MHLLC's equity holders and to pay fees and expenses related to the issuance. Prior to the issuance, MHCI became an intermediate holding company and the direct parent of MRG.

         The notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

         This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

         MRG also announced the payment of a $6.8 million dividend on June 3, 2004.

FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS NEWS RELEASE, THE MATTERS ADDRESSED ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, RISKS OF THE RESTAURANT INDUSTRY, INCLUDING A HIGHLY COMPETITIVE INDUSTRY WITH MANY WELL-ESTABLISHED COMPETITORS WITH GREATER FINANCIAL AND OTHER RESOURCES THAN THE COMPANY, THE IMPACT OF CHANGES IN CONSUMER TASTES, LOCAL, REGIONAL AND NATIONAL ECONOMIC AND MARKET CONDITIONS, RESTAURANT PROFITABILITY LEVELS, EXPANSION PLANS, DEMOGRAPHIC TRENDS, TRAFFIC PATTERNS, EMPLOYEE AVAILABILITY, BENEFITS AND COST INCREASES, PRODUCT SAFETY AND AVAILABILITY, GOVERNMENT REGULATION, THE MARKET FOR CORPORATE DEBT AND THE COMPANY'S ABILITY TO MAINTAIN ADEQUATE FINANCING FACILITIES. ACTUAL RESULTS MAY VARY. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

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